UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                    June 29, 2005

Barrier Therapeutics, Inc.

(Exact name of registrant specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50680 (Commission File Number)	22-3828030 (I.R.S. Employer Identification No.)

600 College Road East, Suite 3200, Princeton, New Jersey 08540
(Address of principal executive offices)

(609) 945-1200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01. Other Events and Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits, Pro Forma Financial Information and Exhibits.
EXHIBIT INDEX
PRESS RELEASE DATED JUNE 29, 2005

Item 7.01. Other Events and Regulation FD Disclosure.

     On June 29, 2005, Barrier Therapeutics, Inc. issued a press release regarding its product candidate HyphanoxTM, an oral antifungal therapeutic for the treatment of vaginal candidiasis, commonly known as vaginal yeast infection. In the press release, Barrier Therapeutics reported that Hyphanox™ failed to reach the primary endpoint of therapeutic cure in its Phase 3 non-inferiority trial. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

          99.1 – Press release, dated June 29, 2005, entitled “Barrier Therapeutics Announces Phase III Results for HyphanoxTM in Vaginal Candidiasis — Product Fails to Meet Primary Endpoint of Non-Inferiority Versus Fluconazole”

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRIER THERAPEUTICS, INC.
Date: June 29, 2005	By:	ANNE M. VANLENT
		Name:	Anne M. VanLent
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Press release dated June 29, 2005